SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 27, 2004

MILACRON INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-8475	31-1062125

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2090 Florence Avenue, Cincinnati, Ohio 45206

(address of principal executive offices) (ZIP Code)

Registrant's telephone number, including area code: (513) 487-5000

EXPLANATORY NOTE.

      This amendment to Milacron Inc.'s Form 8-K, dated April 27, 2004, and dealing with the launch of a cash tender offer for certain bonds, is being furnished for the purpose of correcting Exhibit 99.1. The original Form 8-K inadvertently included an incorrect news release as Exhibit 99.1. The correct news release is attached as Exhibit 99.1 to this Form 8-K/A.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits:

Exhibit No.	Description

99.1	Corrected news release of Milacron Inc. dated April 27, 2004.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Milacron Inc.

Date: April 29, 2004	By:	/s/Hugh C. O'Donnell

Hugh C. O'Donnell Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Corrected news release of Milacron Inc. dated April 27, 2004.